SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 Check the appropriate box:

[ ]     Preliminary Information  Statement
[X]     Definitive Information  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                         TREZAC INTERNATIONAL CORPORATION
                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which the transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing  Party:
      (4)   Date Filed:

                          TREZAC INTERNATIONAL CORPORATION

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY



                                                     Denver, Colorado
                                                     July 23, 2003

           This information statement has been mailed on or about June 30, 2003 to the stockholders of record on June 23rd, 2003 (the "Record Date") of TREZAC INTERNATIONAL CORPORATION, a Texas corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of June 23rd , 2003. The actions to be taken pursuant to the written consent shall be taken on or about July 10, 2003, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.


                                        By Order of the Board of Directors,

                                        /s/ Paul Taylor
                                        ----------------
                                            Paul Taylor
                                            Secretary

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED JULY 10, 2003

To Our Stockholders:


     NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of a majority of stockholders dated June 20, 2003, in
lieu of a special meeting of the stockholders.   Such action will be taken  on
or about July 10, 2003:

   1. That all common stock of the Corporation be registered in beneficial name only and the shares of the Corporation be restricted therewith. In furtherance and clarification thereof, nominee registration shall not be permitted.

   2. That all shares and shareholders henceforth waive all objections to the disclosure of the beneficial owner of said security and provide and authorize disclosure thereof.

   3. That all certificates of the Company be legended with the following caption:

        "Transfer of the shares evidenced by this certificate is restricted to registration only as follows: Registration in beneficial holders name, registration in nominee disclosing beneficial holder, FBO, ITF, all registrations in broker dealer or bank name must be accompanied by an affidavit notarizing said party is beneficial owner. Any holder hereby authorizes disclosure of true beneficial interest thereof and waives any objection thereto, pursuant to the terms of a shareholder vote dated June 23rd, 2003, copy of which may be obtained from the Company."

   4. That the Company take such necessary steps and provide and implement such procedures to effectuate and facilitate the aforementioned proposals 1,2 and 3.

   5. The Company declares a 6 for 5 forward stock split. The date of record for the split shall be July 14th and the date of delivery shall be July 21, 2003. All shares issued will be issued in kind (i.e. restricted shares for restricted shares) and all forward stock split shares resulting in a position of 0.5 shares will be rounded to the next greatest whole share, and all other positions will be rounded down.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of the Record Date, the Company's authorized capitalization consisted Of 500,000,000 shares of common stock, $.0001 par value per share (the "Common Stock"), of which 164,863,371 shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

     Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated June 20, 2003; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on July 10, 2003.

     The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     The Company has asked all broker-dealers to comply with the proposal duly voted and approved herein.

     This Information Statement will serve as written notice to stockholders pursuant to Section 2.25 of the Business Corporation Act of the State of Texas.



BACKGROUND

      A supermajority of Shareholders has determined that it is in the best interest of the Corporation to withdraw or cause the withdrawal of the Corporation's stock certificates from the settlement system provided by DTC, and the holding of said securities by Broker-Dealers in order to combat the naked short selling that has occurred in the Corporation's stock which we believe has driven an abnormally low share valuation. As systemic of this problem, we feel that the naked short crisis has caused certain Broker-Dealers not to deliver certificates of duly traded bona fide transactions for value exchanged. We have concurred that taken in its entirety, the current situation drastically reduces the market value of the shares and impedes the liquidity thereof. Therefore, we feel it is in the best interest of the Shareholders to enact the following Proposal.

       The Company has previously voted on a measure to opt out of DTC. This instant vote supplements the previous vote by specifically enunciating the specifics of the procedure as per broker-dealer requests. The previous vote, which was affirmed by a super-majority, specifically opted out of DTC and was enacted before any rule changes regarding the opt-out procedures enacted by the DTC and/or ratified by the SEC.

       The Company feels that it is in the best interests of the Company to split the stock forward 6:5. The record date of the forward split will be July 14, 2003 and the payable date will be July 21, 2003. All currently restricted shares will receive like restrictions on any shares issued. All shares resulting in a position of 0.5 shares or greater will be rounded up and all shares resulting in a position of 0.49 or below will be rounded down.

       The forward split will affect all shares, authorized, issued and outstanding.

PROCEDURE FOR EFFECTUATING THE VOTE

      The company will request that all certificates of the Company be registered in beneficial ownership name. The Company will further request that shareholders waive objections to the disclosure of the beneficial ownership for the purposes of identifying any illicit naked short selling.

      The Company will provide liquidity of the shares by instructing its transfer agent to update the Company's corporate books with beneficial ownership. The Company has engaged in an analysis and review of the capacity of the transfer agent and has found that said agency has the capacity to handle the volume of transfers within the requisite T+3.

     The Company's analysis has further shown that the vote will not effect any market maker activity as the market maker's inventory is owned by the market maker and hence accordingly in the market maker's name, which is beneficial ownership.

                             ADDITIONAL INFORMATION

     The Company's annual report on amended Form 10-KSB for the fiscal year Ended December 31, 2002 and quarterly report on Form 10-QSB for the quarter ended March 31, 2003 are being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to the Company's principal offices at TREZAC INTERNATIONAL CORPORATION, 1240 South Parker Road Suite 203, Denver Colorado . Attention : Mr Gullatt 303 283 6368.

                          By Order of the Board of Directors,

                          /s/  Paul Taylor
                         -----------------------------
                               Paul Taylor
                               Chief Executive Officer

Denver Colorado
July 23rd, 2003

EXHIBIT A


                          TREZAC INTERNATIONAL, CORP
                      SPECIAL MEETING OF THE SHAREHOLDERS

July 16, 2003

The undersigned, compromising a supermajority of TREZAC INTERNATIONAL, CORP., a Texas Corporation, acting in accordance with Federal and the State of Texas law(s), hereby vote in the affirmative to the adoption of the following proposals as if voted at a duly called meeting of the Shareholders of the
Corporation:

BACKGROUND

A supermajority of Shareholders has determined that it is in the best interest of the Corporation to withdraw and or continue to cause the withdrawal of the Corporation's stock certificates from the settlement system provided by DTC, and the holding of said securities by Broker-Dealers in order to combat the naked short selling that has occurred in the Corporation's stock which the Company's board of directors believe has driven to an abnormally low share valuation.

As systemic of this problem, the Shareholders feel that a naked short crisis has caused certain Broker-Dealers not to deliver certificates of duly traded bona fide transactions for value received. We have concurred that taken in its entirety, the current situation drastically reduces the market value of the shares and has impeded the liquidity thereof. Therefore, the Board feels it is in the best interest of our Shareholders to enact the following Proposals.

This Proposal should be construed with past votes in accordance to effectuate and perfect the spirit and intent of protecting the Shareholders.

1.   PROPOSAL

1.1 That all common stock of the Corporation be registered in Beneficial Name/ Title Only and the shares of the Corporation are restricted therewith.
      In furtherance and clarification thereof, nominee registration shall not be permitted.

1.2 The shares shall bear the following notice : "Transfer of the shares evidenced by this certificate is restricted to registration only as follows: Registration in beneficial holders name, registration in nominee disclosing beneficial holder, FBO, ITF, all registrations in broker dealer or bank name must be accompanied by an affidavit notarizing said party is beneficial owner. Any holder hereby authorizes disclosure of true beneficial interest thereof and waives any objection thereto, pursuant to the terms of a shareholder vote dated June 23rd, 2003, copy of which may be obtained from the Company."

1.3 That all shares and shareholders henceforth waive all objections to the disclosure of the beneficial owner of said security and provide and authorize disclosure thereof.

1.4 That the Company take such necessary steps and provide and implement such procedures to effectuate and facilitate the aforementioned proposals 1.1, 1.2., and 1.3.

2.0 The Company declares a forward stock split in the ratio of 5:6 (for every five shares owned, owner will receive six shares).

2.1  The Company will book a new CUSIP Number with Standard & Poor's.

2.2  The Company will book a Symbol Change with NASDAQ if needed.

2.3  The Company will set a record date on July 14, 2003 as the Record Date.

2.4 The Company intends to deliver the stock to shareholders of record payable on July 17, 2003.

                                        164,863,371 Shares Outstanding
                                         15,000,000  In escrow -  Non voting
                                        ------------------------------------
                                        149, 858,371 Shares Eligible to vote

                               VOTING - 130,534,551 shares total
                               ---------------------------------

                               Amount and Nature   Percent
Name of Beneficial Owner[1]    of Ownership        of class      Signature

1. Paul Taylor, Chairman and   10,144,171          6.77%   /s/
   Chief Executive Officer                                 --------------------
                                                              Paul Taylor

2. Iurie Bordian,               97,968,750        65.37%   /s/
   Chief Operating Officer                                 --------------------
                                                             Iurie Bordian

3. Esper Gullatt Jr.            8,274,380          5.52%   /s/
   Chief Financial Officer                                 -------------------
                                                              Esper Gullatt Jr.

4  Ruslan Romanciuc             3,000,000          2.00%   /s/
   Director                                                -------------------
                                                              Ruslan Romanciuc

5   Vadim Bordian               3,000,000          2.00%   /s/
    Shareholder                                            --------------------
                                                           For and on behalf of:
                                                           Vadim Bordian

6.  Nicolina Bordian            3,000,000          2.00%   /s/
    Shareholder                                            --------------------
                                                           For and on behalf of:
                                                           Nicolina Bordian

7.  Iulia Bordian              5,156, 250          3.44%   /s/
    Shareholder                                            --------------------
                                                           For and on behalf of:
                                                           Iulia Bordian
                              -------------------------
    Totals:                   130,534,551         87.1%

Footnotes

[1] All classes of stock referred to are common. There is a preferred class with authorized shares but no outstanding shares.

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